Exhibit 10.8.4.3

March 26, 2013

TV18 Home Shopping Network Ltd

503, 504 & 507, 5th Floor

Mercantile House

15, Kasturba Gandhi Marg

New Delhi - 110001

Sub: Release of Personal Guarantee of Mr. Raghav Bahl

Dear Sir,

This is with reference to sanction letter ref. no. CAD/MUM/0025/2012-13 dated April 23, 2012 wherein we had sanctioned working capital limits of Rs. 40 Crore to your company. One of the security conditions for the said credit facilities was Unconditional and Irrevocable Personal Guarantee of Mr. Raghav Bahl, which the company had provided along with other documents.

Further, through our addendum sanction letter ref. no. CAD/DEL/0019/2012-13 dated Nov 2, 2012, we had waived the condition of Personal Guarantee of Mr. Raghav Bahl. In line with this, we hereby confirm that the Personal Guarantee of Mr. Raghav Bahl hereby stands nullified and is no longer valid.

Please note that all other terms and conditions of the credit facilities remain unchanged.

Thanking You,

For The Ratnakar Bank Limited

/s/ LOKESH GARG
Authorized Signatory

www.ratnakarbank.co.in

The Ratnakar Bank Limited

Connaught Place Branch

Ground Floor, Dr. Gopal Das Bhawan, 28 Barakhamba Road, New Delhi.  |  Telephone: +91 11 49365500

Registered Office

1st Lane, Shahupuri, Kolhapur - 416001. Maharashtra, India.  |  Tel.: +91 231 2653006  |  Fax : +91 231 2653658